UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2004

SYSTEMONE TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-21325	65-0226813

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8305 N.W. 27th Street, Suite 107, Miami, Florida 33122

(Address of principal executive offices) (Zip Code)

(305) 593-8015

(Registrant’s telephone number, including area code)

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On November 12, 2004, the Registrant issued a press release announcing its financial results for the three and nine month periods ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	Press release of SystemOne Technologies Inc. (the “Registrant”), dated November 12, 2004, reporting financial results for the three and nine month periods ended September 30, 2004 (furnished and not filed herewith solely pursuant to Item 2.02).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMONE TECHNOLOGIES INC.
Date: November 12, 2004	By:	/s/ Oscar Sanchez
Oscar Sanchez
Controller & Principal Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title
99.1	Press release of SystemOne Technologies Inc., dated November 12, 2004, reporting financial results for the three and nine month periods ended September 30, 2004 (furnished and not filed herewith solely pursuant to Item 2.02).

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